UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2014

                                 DataJack, Inc.
             (Exact name of registrant as specified in its charter)

        Nevada                       000-31757                   98-0233452
(State of Incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)

               14911 Quorum Drive, Suite 370, Dallas, Texas 75254
           (Address of principal execute offices, including zip code)

                                 (972) 361-1980
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

On January 3, 2014, the Board of Directors of DataJack, Inc. (the "Company") unanimously voted to approve the Company's amended and restated Bylaws (the "Bylaws"), with such Bylaws being effective as of January 3, 2014.

As amended and restated, the Bylaws contain provisions that, among other things:

     * Require special meetings of the Company's stockholders be called by the president, Board of Directors, or holders of no less than 10% of the Company's shares entitled to vote at the meeting and that the purpose of the meeting be set forth in writing (the previous provisions required a majority of the stockholders to request a special meeting);
     * Require a quorum for meetings of the Company's stockholders equal to a majority of the shares entitled to vote on matters presented at a meeting; provided, however, if after establishing a quorum, the number of stockholders decreases below a majority, the meeting is still valid and matters may be adopted by a majority of the stockholders remaining (the previous provisions required only 10% of the stockholders approval after a quorum was established);
     * Allow for stockholder general stockholder proxies (the previous provisions required specific items relating to proxies);
     * Specify the number of Board of Directors be set at four, which number may be increased or decreased by resolution of the Board of Directors or stockholders (the previous provisions set the number of Board of Directors between one and eight);
     * Allow the Board of Directors to act by majority at validly called meeting of the Board of Directors (the previous provisions required a subsequent written consent in the event all members of the Board did not attend);
     * Do not specify that the Board of Directors can form committees or require a Chairman of the Board (the previous provisions contemplated committees and required a Chairman);
     * Allow for removal of officers of the Company by a majority vote of the Board of Directors provided a quorum is established (the previous provisions required the entire Board of Directors to be present for such a vote);
     * Simplify the issuance of equity shares of the Company (the previous provisions delineated a number of different types of issuances, e.g. warrants, etc.);
     * Require the Company's fiscal year to be the calendar year (the previsions allowed the Board of Directors to set any period as the fiscal year);
     * Specify definitions and standards of "good faith" and "reasonably" with respect to the Company's indemnification of Board of Directors and allow the Company to obtain director and officer insurance (the previous provisions do not have such standards or provide for insurance); and
     * Specify that the Bylaws may be amended only by the Board of Directors (the previous provisions allowed for stockholder amendment as well).

The foregoing description of the Bylaws is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.                       Description
-----------                       -----------

   3.1             Amended and Restated Bylaws of DataJack, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DataJack, Inc.


                                          By: /s/ Stuart Ehrlich
                                              ----------------------------------
                                              Stuart Ehrlich
                                              Chief Executive Officer

Date: January 6, 2014

                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

   3.1             Amended and Restated Bylaws of DataJack, Inc.